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                                                                    EXHIBIT 10.1


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                                                                    EXHIBIT 10.1


                           MBIA INSURANCE CORPORATION

                       FINANCIAL GUARANTY INSURANCE POLICY

                               September 26, 2001



                                                      Insurance Policy No. 36220

Obligations:               ABFS Mortgage Loan Trust 2001-3 Mortgage-Backed
                           Notes, Series 2001-3, Class A-1 with an initial Class
                           A-1 Note Principal Balance of $253,800,000 (the
                           "Class A-1 Notes"), and Class A-2 with an initial
                           Class A-2 Note Principal Balance of $52,200,000 (the
                           "Class A-2 Notes" and, together with the Class A-1
                           Notes, the "Class A Notes").

Beneficiary:               The Chase Manhattan Bank, as indenture trustee (the
                           "Indenture Trustee") under the Indenture, dated as of September 1, 2001 (as amended or otherwise modified with the consent of MBIA, the "Indenture") between ABFS Mortgage Loan Trust 2001-3, as the Trust, and the Indenture Trustee.


                  MBIA INSURANCE CORPORATION ("MBIA"), for consideration received, hereby unconditionally and irrevocably guarantees to the Indenture Trustee for the benefit of the Class A Noteholders, subject to the terms of this Financial Guaranty Insurance Policy (this "Insurance Policy"), that an amount equal to each Insured Distribution will be received by the Indenture Trustee after claim by the Indenture Trustee, for distribution in accordance with the terms of the Indenture; provided, however, that in no event shall any payment under this Insurance Policy be made in respect of or due to the failure by the Indenture Trustee to deliver to the Class A Noteholders any amount due to the Class A Noteholders under the terms of the Class A Notes or the Indenture from the funds then available for such payment on deposit in any Account or otherwise available to the Indenture Trustee for payment to the Noteholders under the Indenture, or the failure of the Indenture Trustee to deliver to any Class A Noteholder any amount paid by MBIA hereunder. MBIA's obligations hereunder with respect to a particular Insured Distribution shall be discharged to the extent funds equal to the applicable Insured Distribution are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Distributions shall be made only at the time set forth in this Insurance Policy, and no accelerated Insured Distributions shall be made regardless of any acceleration of the Obligations or any amounts due in respect thereof, unless such acceleration is at the sole option of MBIA.

                  Notwithstanding the foregoing paragraph, this Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). In addition, this Insurance Policy does not cover any Net Mortgage Loan Interest Shortfalls, nor does this Insurance Policy guarantee to the Noteholders any particular rate of principal distribution.

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                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  The following terms shall have the following meanings:

                  "Deficiency Amount" means for either Mortgage Loan Group and any Distribution Date, the excess, if any, of (i) the Required Distributions relating to such Mortgage Loan Group due on such date over (ii) the Available Amount with respect to such Mortgage Loan Group as of such date.

                  "Insurance Agreement" shall mean the Insurance and Reimbursement Agreement, dated as of September 26, 2001 among MBIA, the Unaffiliated Seller, the Trust, the Depositor, the Servicer, the Originators and the Indenture Trustee, as amended, restated or otherwise modified from time to time.

                  "Insured Distribution" means (i) with respect to either Mortgage Loan Group and any Distribution Date, the Deficiency Amount, if any, with respect to such Distribution Date and such Mortgage Loan Group and (ii) any Preference Amounts.

                  "Preference Amount" means any amount previously distributed to a Noteholder on or in respect of the Class A Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Required Distributions" for any Mortgage Loan Group, with respect to (1) any Distribution Date occurring prior to the Distribution Date on March 15, 2032, the sum of (x) the Interest Distribution Amount for such Mortgage Loan Group net of any Net Mortgage Loan Interest Shortfalls and (y) the Over-collateralization Deficit with respect to such Mortgage Loan Group, and (2) the final scheduled Distribution Date on March 15, 2032, the sum of (x) the amount set forth in clause (1)(x) above and (y) the aggregate outstanding principal balance, if any, of the Notes in such Mortgage Loan Group, after giving effect to all other distributions of principal on such Notes on that Distribution Date.

                  MBIA will pay any Insured Distribution that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by MBIA, irrevocably assigning to MBIA all rights and claims of the Noteholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment, and (d) appropriate instruments to effect the appointment of MBIA as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to MBIA, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.


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                  Payment of amounts in respect of any other Insured
Distribution hereunder shall be made no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by MBIA and State Street Bank and Trust Company, N.A., as fiscal agent for MBIA, or any successor fiscal agent appointed by MBIA (the "Fiscal Agent"), of a notice for payment in the form of Exhibit A hereto ("Notice for Payment"), appropriately completed and executed by the Indenture Trustee; provided that if Notice for Payment is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice for Payment received by the Fiscal Agent or MBIA is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent or MBIA for purposes of this paragraph, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit amended documentation. Payments due hereunder, unless otherwise stated herein, will be disbursed to the Indenture Trustee by wire transfer of immediately available funds in the amount of the Insured Distribution less, in respect of Insured Distributions related to Preference Amounts, any amount held by the Indenture Trustee for the payment of the Insured Distribution and legally available therefor.

                  The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Noteholders or the Indenture Trustee for any acts of the Fiscal Agent or any failure of MBIA to deposit, or cause to be deposited, sufficient funds to make payments due under this Insurance Policy.

                  MBIA hereby waives and agrees not to assert any and all rights to require the Indenture Trustee to make demand on or to proceed against any person, party or security prior to the Indenture Trustee demanding payment under this Insurance Policy.

                  No defenses, set-offs and counterclaims of any kind available to MBIA so as to deny payment of any amount due in respect of this Insurance Policy will be valid and MBIA hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

                  This Insurance Policy is neither transferable nor assignable, in whole or in part, except to a successor Indenture Trustee duly appointed and qualified under the Indenture. Such transfer and assignment shall be effective upon receipt by MBIA of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee (which shall be conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Insurance Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he or she is a duly authorized officer of the transferee.

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                  All notices, presentations, transmissions, deliveries and
communications made by the Indenture Trustee to MBIA with respect to this Insurance Policy shall specifically refer to the number of this Insurance Policy and shall be made to MBIA at:

                           MBIA Insurance Corporation
                           113 King Street
                           Armonk, New York 10504
                           Attention: IPM Surveillance, Structured Finance
                           Telephone: (914) 765-3779
                           Facsimile: (914) 765-3810

                  All notices, presentations, transmissions, deliveries and communications made by the Indenture Trustee to the Fiscal Agent with respect to this Insurance Policy shall specifically refer to the number of this Insurance Policy and shall be made to the Fiscal Agent at:

                           State Street Bank and Trust Company, N.A.
                           61 Broadway, 15th Floor,
                           New York, New York 10006,
                           Attention: Municipal Registrar and Paying Agency
                           Telephone: (212) 612-3458
                           Facsimile: (212) 612-3201

or such other address, telephone number or facsimile number as MBIA may designate to the Indenture Trustee in writing from time to time. Each such notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by MBIA and the Fiscal Agent.

                  The obligations of MBIA under this Insurance Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Indenture Trustee, the Depositor, the Servicer, any Originator, the Unaffiliated Seller or any other person to perform any covenant or obligation in favor of MBIA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Indenture Trustee, the Depositor, the Servicer, any Originator, the Unaffiliated Seller or any other person shall in any way affect or limit MBIA's obligations under this Insurance Policy.

                  This Insurance Policy and the obligations of MBIA hereunder shall expire and terminate, without any action on the part of MBIA or any other person, on the day (the "Termination Date") which is one year and one day following the date on which the outstanding principal balance of the Class A-1 and Class A-2 Notes has been reduced to zero. The Indenture Trustee shall, promptly following the Termination Date, deliver this Insurance Policy to MBIA at its office set forth above for cancellation.

                  Upon any payment hereunder, in furtherance and not in limitation of MBIA's equitable right of subrogation and MBIA's rights under the Insurance Agreement, MBIA will be subrogated to the rights of the Class A Noteholders in respect of which such payment was made to receive any and all


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amounts due in respect of the obligations in respect of which MBIA has made a payment hereunder, as set forth in the Indenture.

                  This Insurance Policy is not covered by the property/casualty insurance fund specified in Article Seventy-Six of the New York State insurance law.

                  This Insurance Policy sets forth in full the undertaking of MBIA, and shall not, except with the prior written consent of the Indenture Trustee or otherwise in accordance with the express terms hereof, be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto and may not be canceled or revoked by MBIA.

                  THIS INSURANCE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  In the event that the terms and provisions of this Insurance Policy conflicts with any terms and provisions regarding the obligations of MBIA set forth in the Indenture or any agreement related thereto, then the terms and provisions of this Insurance Policy shall control.







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                  IN WITNESS WHEREOF, MBIA has caused this Insurance Policy to be executed on the date first written above.

                                    MBIA INSURANCE CORPORATION


                                    By:__________________________________
                                       Name:
                                       Title:


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                                      Exhibit A to Insurance Policy Number 36220


MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention:  IPM Surveillance, Structured Finance
Telephone: (914) 765-3779
Facsimile: (914) 765-3810



                               NOTICE FOR PAYMENT
                       UNDER INSURANCE POLICY NUMBER 36220


                  The Chase Manhattan Bank, not in its individual capacity, but solely as Indenture Trustee (the "Indenture Trustee"), hereby certifies to MBIA Insurance Corporation ("MBIA") with reference to that certain Insurance Policy Number 36220 dated September 26, 2001 (the "Insurance Policy"), issued by MBIA in favor of the Indenture Trustee under that certain Indenture dated as of September 1, 2001 (the "Indenture"), between ABFS Mortgage Loan Trust 2001-3, as the Trust, and the Indenture Trustee as follows:

                  1. The Indenture Trustee is the Indenture Trustee under the Indenture and the Beneficiary under the Insurance Policy.

                  2. The Indenture Trustee is entitled to make a demand under the Insurance Policy pursuant to Section 8.03 of the Indenture.

[For a Notice for Payment in respect of a Distribution Date use the following paragraphs 3, 4, and 5.]

                  3. This notice relates to the [INSERT DATE] Distribution Date. The Required Distribution, as specified, for such Distribution Date is $____________. The amount demanded by this notice does not exceed such Required Distribution.

                  4. The Indenture Trustee demands payment of $____________, which is an amount equal to the amount, if any, by which the Required Distribution on such date exceeds the Available Amounts which are available to pay such Required Distribution pursuant to the Indenture.

                  5. The foregoing amount demanded is to be paid in immediately available funds to the Note Insurance Payment Account at __________, account number __________.


                                      A-1


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[For a Notice for Payment in respect of a Preference Amount use the following paragraphs 6 and 7.]

                  6. The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Insurance Policy on the date hereof in respect of Preference Amounts is $________, (ii) the Class A Noteholders with respect to which the drawing is being made under the Insurance Policy have paid or simultaneously with such draw on the Insurance Policy will pay such Preference Amounts, and (iii) the documents required by the Insurance Policy to be delivered in connection with such Preference Amounts have previously been presented to MBIA or are attached hereto.

                  7. The Preference Amount demanded is to be paid in immediately available funds by wire transfer to ____________.

[For a Notice for Payment relating to both a Preference Amount and a Distribution Date, use all of the foregoing paragraphs and renumber the second set of paragraphs 3-5 as paragraphs 6-8.]

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  IN WITNESS WHEREOF, this notice has been executed this ___ day of __________, _____.


                                       _______________, as Indenture Trustee

                                       By:______________________
                                          Authorized Officer










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